SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2016

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Appointment of Principal Officers

On September 28, 2016, USA Technologies, Inc. (the “Company”), and Leland P. Maxwell entered into a letter agreement pursuant to which the Company extended Mr. Maxwell’s appointment as interim Chief Financial Officer until March 31, 2017. The letter agreement also provides that, during the extended term, Mr. Maxwell’s monthly compensation will be increased from $23,000 to $25,000.

The foregoing summary of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the letter agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Letter agreement dated September 28, 2016, by and between the Company and Leland P. Maxwell

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: October 4, 2016	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chairman and Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description of Exhibit

10.1	Letter agreement dated September 28, 2016, by and between the Company and Leland P. Maxwell

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